U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): September 27, 2019 (September 20, 2019)

LIBERATED SOLUTIONS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-55177	27-4715504
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

5430 Lyndon B Johnson Fwy, Suite 1200, Dallas, TX	75240
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (845) 610-3817

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None.	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

Forward Looking Statements

This Current Report on Form 8-K (this “Report”) and other reports filed by registrant from time to time with the Securities and Exchange Commission (collectively, the “Filings”) contain or may contain forward-looking statements and information that is based upon beliefs of, and information currently available to, registrant’s management, as well as estimates and assumptions made by registrant’s management. When used in the Filings, the words “anticipate,” “believe,” “estimate,” “expect,” “future,” “intend,” “plan” or the negative of these terms and similar expressions as they relate to registrant or registrant’s management identify forward-looking statements. Such statements reflect the current view of registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Company’s industry, operations and results of operations. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

You should not place undue reliance on any forward-looking statement, each of which applies only as of the date of this Report. Except as required by law, we undertake no obligation to update or revise publicly any of the forward-looking statements after the date of this Report to conform our statements to actual results or changed expectations, or the results of any revision to these forward-looking statements.

Item 1.01 Entry Into A Material Definitive Agreement.

Convertible Promissory Note

On September 20, 2019, Liberated Solutions, Inc. (the “Company”) issued to Auctus Fund, LLC (“Auctus”) an unsecured Convertible Promissory Note (the “Note”) in the principal amount of $1,000,000. The Note was issued in connection with a Securities Purchase Agreement dated September 20, 2019 (filed herewith as Exhibit 10.1). The Note bears interest at the rate of 10% (which will increase to 24% upon and during the continuance of an event of default) per annum. All principal and accrued interest on the Note is due on the first anniversary of the date of the Note’s issuance, or September 20, 2020.

Auctus may elect to convert all or a portion of the Note at any time and from time to time into shares of the Company’s common stock at a conversion price equal to the lesser of (i) the lowest trading price of the Company’s common stock during the previous 30 trading day period ending on the latest complete trading day prior to the date of the Note, and (ii) a variable conversion price equal to 42% multiplied by the lowest trading price for the Company’s common stock during the 30 trading period ending on the latest trading day prior to the date of conversion of the Note, in each case subject to adjustment for stock splits, dividends, combinations and similar events. However, Auctus does not have the right to convert any portion of the note into shares of the Company’s common stock, if such conversion would result in Auctus and its affiliates owning more than 4.99% of the outstanding shares of common stock of the Company. The Company may prepay all of the Note at any time from the issue date to the date that is 90 calendar days following the issue date for an amount equal to 135% of the then outstanding principal amount of the Note plus accrued and unpaid interest on the unpaid principal amount of the Note plus any interest to be paid in the event of default. The Company may prepay all of the Note at any time from the date that is 91 calendar days following the issue date to the date 180 calendar days following the issue date for an amount equal to 150% of the then outstanding principal amount of the Note plus accrued and unpaid interest on the unpaid principal amount of the Note plus any interest to be paid in the event of default. The Company may not prepay the Note after the expiration of the 180 calendar day period following the issue date of the Note.

If there is an Event of Default under the Note, the Note shall become immediately and automatically due and payable, and, except for certain circumstances, the Company shall be liable to pay an amount equal to 150% of the outstanding principal amount of the Note plus accrued and unpaid interest on the unpaid principal amount of the Note plus specified interest to be paid in the event of default.

The Note contains customary representations and warranties and covenants of the Company. The foregoing is only a brief description of the Note and does not purport to be a complete description thereof. Such description is qualified in its entirety by reference to the Note, a copy of which are filed as Exhibit 10.2 to this Current Report on Form 8-K and are incorporated by reference herein.

Warrant

On September 20, 2019, the Company issued to Auctus a Warrant to purchase up to 174,703,602 shares of the Company’s common stock at a purchase price of $0.0056, subject to adjustment (the “Warrant”). The Warrant was issued in connection with the Securities Purchase Agreement dated September 20, 2019 (filed herewith as Exhibit 10.1), as well as in connection with the issuance of the Note (filed herewith as Exhibit 10.2).

The Warrant may be exercised in whole or in part at any time or times prior to September 20, 2024. However, Auctus will not have the right to exercise the Warrant if Auctus or any of its affiliates would beneficially own in excess of 4.99% of the number of shares of the Company’s common stock outstanding immediately after giving effect to the issuance of shares of the Company’s common stock issuable upon exercise of this Warrant.

The foregoing summary of the Warrant is qualified in its entirety by reference to the full text of the Warrant attached as Exhibit 10.3 hereto and incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation.

The information set forth in Item 1.01 is incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sale of Equity Securities.

The information set forth in Item 1.01 is incorporated by reference into this Item 3.02.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits

The following exhibits are filed with this report:

Exhibit No.	Description

10.1	Securities Purchase Agreement dated September 20, 2019 between Liberated Solutions, Inc. and Auctus Fund, LLC
10.2	Convertible Promissory Note issued September 20, 2019 by Liberated Solutions, Inc. to Auctus Fund, LLC Note issued to Auctus Fund, LLC
10.3	Common Stock Purchase Warrant issued September 20, 2019 by Liberated Solutions, Inc. to Auctus Fund, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 27, 2019

Liberated Solutions, Inc.

By:	/s/ Ed Carter
Ed Carter
CEO